UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2018

Tableau Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35925	47-0945740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1621 North 34th Street
Seattle, Washington 98103
(Address of principal executive offices) (Zip code)
(206) 633-3400
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Base Salary
On February 15, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Tableau Software, Inc. (the “Company”), pursuant to the authority delegated to the Compensation Committee by the Board, approved annual base salaries for certain of the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) listed below, in each case effective as of January 1, 2018, as set forth in the table below.

Named Executive Officer	Title	2018 Annual Base Salary
Adam Selipsky	Chief Executive Officer	$530,000
Andrew Beers	Chief Development Officer	$350,000
Elisa Fink	Chief Marketing Officer	$325,000
Keenan Conder	EVP, General Counsel & Corporate Secretary	$340,000
Adoption of 2018 Target Bonuses
On February 15, 2018, the Compensation Committee also established target discretionary bonuses for fiscal 2018 for the above-referenced named executive officers. For 2018, Mr. Selipsky will be eligible to receive a discretionary bonus of up to 100% of his 2018 annual base salary, and Mr. Beers, Ms. Fink and Mr. Conder will each be eligible to receive a discretionary bonus of up to 50% of his or her 2018 annual base salary, in each case based on the achievement of certain Company, department (for all except Mr. Selipsky) and individual performance criteria.
Compensation Arrangements for Interim Chief Financial Officer and Former Chief Financial Officer
Also on February 15, 2018, the Compensation Committee approved a base salary increase and established the target discretionary bonus for fiscal 2018 for Damon Fletcher, who, as previously disclosed, was appointed Interim Chief Financial Officer of the Company, effective February 1, 2018. Mr. Fletcher’s annual base salary, effective as of January 1, 2018, is $330,000 and, similar to the bonuses described for the non-CEO executives above, he will be eligible to receive a discretionary bonus of up to 50% of his 2018 annual base salary based on the achievement of certain Company, department and individual performance criteria.
As previously announced, Tom Walker permanently resigned as the Company’s Chief Financial Officer, effective February 1, 2018, and will commence a six-month sabbatical on April 1, 2018. In recognition of Mr. Walker’s over 13 years of service to the Company, the Compensation Committee approved the acceleration of vesting of certain of his outstanding unvested RSUs, covering 34,111 shares, effective February 15, 2018. Although Mr. Walker will continue to earn his 2017 base salary, prorated from January 1, 2018 to March 31, 2018, Mr. Walker will receive no salary during his leave from the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABLEAU SOFTWARE, INC.

By:	/s/ Keenan M. Conder
Keenan M. Conder
Executive Vice President, General Counsel and Corporate Secretary
Dated: February 22, 2018